                                   Exhibit 4

                            Joint Filing Agreement

          This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, without par value, of Autocam Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


TITAN ACQUISITION CORPORATION


By:  /s/ Richard K. Roeder
   ----------------------------------                       November 15, 1999
         Richard K. Roeder, President


TITAN HOLDINGS, INC.

By:  /s/ Richard K. Roeder
   ----------------------------------                       November 15, 1999
         Richard K. Roeder, President


AURORA EQUITY PARTNERS II L.P.

By:  Aurora Capital Partners II L.P.,
     its general partner

By:  Aurora Advisors II LLC,
     its general partner


By:  /s/ Richard K. Roeder
   ----------------------------------------------           November 15, 1999
   Richard K. Roeder, Secretary and Vice President
             of Aurora Advisors II LLC

AURORA CAPITAL PARTNERS II L.P.


By:  Aurora Advisors II LLC,
     its general partner

By:  /s/ Richard K. Roeder
   -----------------------------------------------          November 15, 1999
   Richard K. Roeder, Secretary and Vice President
    of Aurora Advisors II LLC


AURORA ADVISORS II LLC


By:  /s/ Richard K. Roeder
   -----------------------------------------------          November 15, 1999
   Richard K. Roeder, Secretary and Vice President


     /s/ Richard R. Crowell
------------------------------------------------            November 15, 1999
         RICHARD R. CROWELL


     /s/ Richard K. Roeder
--------------------------------------------------          November 15, 1999
         RICHARD K. ROEDER


     /s/ Gerald L. Parsky
--------------------------------------------------          November 15, 1999
         GERALD L. PARSKY